 PRESIDENT'S MESSAGE

[STEVE GIBSON PHOTO]

Dear Shareholder:

"Caution" seemed to be a watchword during the six-month period ended February 28, 2001. After nearly a year of raising interest rates in an effort to rein in the economy, the Federal Reserve Board (the Fed) chose to keep interest rates steady for several months while the effects of the monetary policy changes took hold. As expected, economic indicators did show significant slowing of the domestic economy during the final quarter of 2000. Unfortunately, the economy's "landing" was a little rougher than anticipated, and fears of recession began to emerge. In response, the Fed cut interest rates twice -- first a between-meeting cut of 0.5% and then another 0.5% cut at the regular meeting on January 31, 2001. A third rate cut of 0.5% was enacted at the Fed's March meeting.

Floating rate loans have often provided an excellent hedge against inflation and interest rate risk, because their yield is periodically reset in response to changes in short-term interest rates. However, the slowing of the economy did create a difficult environment in the loan market. In 2000, default rates reached their highest level in nearly 10 years, and lending volume decreased significantly from its 1999 level. Despite these difficult conditions, the Liberty Floating Rate Advantage Fund outperformed its benchmark and Lipper peer group for the six months ended February 28, 2001.(1)

In the pages that follow, portfolio managers Brian Good and Jim Fellows will provide you with more specific information about market conditions, the fund's performance, and their strategies. As always, we thank you for choosing Liberty Floating Rate Advantage Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson

President

April 11, 2001

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average of total returns for mutual funds with similar investment objectives as the Fund.

   PERFORMANCE HIGHLIGHTS

    NET ASSET VALUE PER SHARE, $ (AS OF 2/28/01)
               CLASS A                 12.00
               CLASS B                 11.99
               CLASS C                 11.98
               CLASS Z                 12.00

    DISTRIBUTIONS DECLARED PER SHARE, $ (8/31/00-2/28/01)
               CLASS A                 0.589
               CLASS B                 0.567
               CLASS C                 0.557
               CLASS Z                 0.609

Because economic and market conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

                 May Lose Value
   Not FDIC
   Insured      No Bank Guarantee

 PERFORMANCE INFORMATION

Value of an Initial $10,000 Investment
1/13/00 - 2/28/01

 PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE
 CLASSES 1/13/00-2/28/01

               Ending account       Ending account
             value without sales   value with sales
                  charge($)           charge($)
 --------------------------------------------------
 Class A           11,050               10,664
 --------------------------------------------------
 Class B           11,003               10,704
 --------------------------------------------------
 Class C           10,978               10,978
 --------------------------------------------------
 Class Z           11,081               11,081

                                                  DLJ LEVERAGED LOAN        CLASS A SHARES (WITHOUT    CLASS A SHARES (WITH SALES
                                                      INDEX PLUS                 SALES CHARGE)                  CHARGE)
                                                  ------------------        -----------------------    --------------------------
1/2000                                                 10000.00                    10000.00                      9650.00
                                                       10033.10                    10050.00                      9698.30
                                                        9953.70                    10141.50                      9786.50
                                                        9990.00                    10150.60                      9795.30
                                                       10073.70                    10210.50                      9853.10
                                                       10135.30                    10315.60                      9954.60
                                                       10207.60                    10419.80                     10055.10
                                                       10260.40                    10520.90                     10153.00
                                                       10293.10                    10604.00                     10232.90
                                                       10298.00                    10696.30                     10321.90
                                                       10320.70                    10777.60                     10400.40
                                                       10392.90                    10820.70                     10442.00
                                                       10455.30                    10895.30                     10514.00
                                                       10545.20                    10997.80                     10612.80
2/2001                                                                             11050.40                     10663.70

The DLJ Leveraged Loan Index Plus is an unmanaged index that tracks the performance of senior floating rate bank loans. Index performance is from 1/31/00. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index.

Average Annual Total Returns, % as of 2/28/01

Share Class                              A                      B                       C                   Z
Inception                             1/13/00                1/13/00                 1/13/00             1/13/00
------------------------------------------------------------------------------------------------------------------------
                                 without    with        without     with        without    with          without
                                  sales     sales        sales     sales         sales     sales          sales
                                 charge    charge       charge     charge       charge    charge          charge
------------------------------------------------------------------------------------------------------------------------
6 months (Cumulative)            4.21       0.56        4.11       0.88         3.94      2.95           4.47
------------------------------------------------------------------------------------------------------------------------
1 year                           8.96       5.15        8.59       5.38         8.34      7.35           9.27
------------------------------------------------------------------------------------------------------------------------
Life                             9.28       5.87        8.86       6.23         8.64      8.64           9.55

Cumulative Total Returns, % as of 12/31/00

Share Class                              A                      B                       C                   Z
------------------------------------------------------------------------------------------------------------------------
                                 without    with        without     with        without    with          without
                                  sales     sales        sales     sales         sales     sales          sales
                                 charge    charge       charge     charge       charge    charge          charge
------------------------------------------------------------------------------------------------------------------------
6 months                         4.57       0.91        4.39       1.16         4.39      3.40           4.76
------------------------------------------------------------------------------------------------------------------------
Life                             8.97       5.16        8.48       5.23         8.35      7.35           9.14

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 3.50% sales charge for class A shares; the appropriate class B shares early withdrawal charge (EWC) for the holding period after purchase as follows: first year - 3.25%, second year - 3.00%, third year - 2.00%, fourth year - 1.50%, fifth year - 1.00%, thereafter - 0%; and the class C shares EWC of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

PORTFOLIO QUALITY BREAKDOWN
(DOLLAR-WEIGHTED)

                            [PERFORMANCE PIE CHART]

QUALITY BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF TOTAL INVESTMENTS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THAT THE FUND WILL CONTINUE TO MAINTAIN THESE QUALITY BREAKDOWNS IN THE FUTURE.

TOP FIVE SECTOR BREAKDOWN

                                       2/28/01  8/31/00
                                       -------  -------
Wireless Telecommunication                6.5

                                                   9.6

Hotel/Resorts                             5.4

                                                   3.0

Cable Television                          5.1

                                                   3.5

Printing/Publishing                       5.1

                                                   2.0

Diversified Manufacturing                 5.0

                                                   6.4

SECTOR BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THAT THE FUND WILL CONTINUE TO MAINTAIN THIS BREAKDOWN IN THE FUTURE.

PORTFOLIO MANAGERS' REPORT

The leveraged loan market took on a distinctly conservative tone during the six-month period ended February 28, 2001. New leveraged loan issues dropped nearly three percent from the record lending levels posted in 1999. Lenders and investors shifted their focus to credit quality as non-investment grade default rates soared to their highest levels in nearly 10 years. In addition, weak demand in the high-yield bond market created problems for companies seeking to finance leveraged merger and acquisition activity through high-yield bond issues. This difficult credit environment resulted in a reduction in overall lending activity.

Regardless of market conditions, our investment philosophy focuses on capital preservation and management of credit risk. This inherently defensive strategy is based on making credit risk visible and measurable by consistently identifying differences between credits. Our support team of 17 bank loan professionals follows strict guidelines designed to uphold our fundamental approach to research.

STRONG PERFORMANCE FOR THE PERIOD

In spite of difficult conditions in the bank loan market, the Liberty Floating Rate Advantage Fund produced strong returns for the six-month period ended February 28, 2001. Class A shares returned 4.21% without a sales charge. This return outpaced the Fund's benchmark, the DLJ Leveraged Loan Plus Index, which returned 2.78% for the same period. The fund also outperformed its peers, as indicated by the six-month return of 1.81% for the Lipper Loan Participation Funds Average.(1) The fund outperformed its peers as a result of the leverage employed by the fund. (The peer group is not leveraged.) The 30-day SEC yield as of February 28, 2001 was 9.10% for class A shares.

DIVERSIFICATION A KEY

During the period, we increased diversification within the portfolio, in an effort to broaden the fund's overall industry exposures and reduce specific issuer concentrations. As of February 28, 2001, the portfolio held 177 issues in 46 different industries, up from 98 issues as of August 31, 2000. We added several cable television credits to the portfolio, including Insight Midwest Holdings LLC, Century Cable Holdings LLC, and Charter Communications (2.0%, 2.2%, and 2.5% of net assets, respectively). We believe these additions should benefit the portfolio because cable television issues have historically been less sensitive to economic cycles than other types of credits.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average of total returns for mutual funds with similar investment objectives as the Fund.

STEEL SECTOR PROVES DISAPPOINTING

One poorly performing holding in the steel industry, Inspat Inland (0.9% of net assets), had a significantly adverse effect on the fund's performance. In hindsight, the fund may have benefited from a more proactive selling strategy regarding this issue, which lost market value during the period. However, our limited exposure to other industries which experienced declines during the period -- such as equipment rental services, long-term health care, and certain start-up telecommunications issues -- helped us to avoid further problems.

FURTHER INTEREST RATE CUTS COULD HAVE A MIXED EFFECT

We believe the loan market will continue to be impacted by the general health of the US economy. Recent interest rate reductions are likely to lower the fund's interest rate expenses, but could also reduce interest rate income earned by the fund, and therefore distributions to shareholders. Further rate cuts could magnify these effects.

In the months to come, we plan to maintain our defensive portfolio management strategy, paying careful attention to credit quality. We believe floating rate loans continue to provide investors with an excellent opportunity for portfolio diversification, as they offer relative price stability along with an attractive level of current income.

/s/ BRIAN GOOD
BRIAN GOOD                          /S/ JIM FELLOWS
                                    JIM FELLOWS

BRIAN GOOD and JIM FELLOWS, senior vice presidents of Stein Roe & Farnham Incorporated (the Advisor), have been portfolio managers of the Liberty Floating Rate Advantage Fund since its inception.

An investment in the fund offers significant current income potential. However, the following could have the effect of reducing the net asset value (NAV) and distributions of the fund: defaults on the loans held in the portfolio; nonpayment of scheduled interest or principal payments; and prepayment of principal by borrowers resulting in a loan's replacement with a lower-yielding security. The use of leverage for investment purposes creates opportunities for greater total return, but at the same time involves certain risks, such as volatility of the NAV of the fund's shares and the nonpayment of dividends.

The fund is a continuously-offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer between 5% and 25% of outstanding shares. Each quarter, the fund's Trustees must approve the actual tender amount. Please read the prospectus carefully for more details.

      TOP 10 ISSUERS AS OF 2/28/01

                                    %
                                   ---
       Levi Strauss                2.9
       Canwest Media               2.5
       Charter Communications      2.5
       Starwood Hotels &
          Resorts                  2.5
       Iasis Healthcare            2.4
       Sunburst Hospitality        2.3
       Century Cable               2.2
       Weight Watchers
          International            2.2
       Vanguard Health Systems     2.2
       Allied Waste North
          America                  2.1
       HOLDINGS ARE CALCULATED AS A
       PERCENTAGE OF NET ASSETS. BECAUSE THE
       FUND IS ACTIVELY MANAGED, THERE CAN BE
       NO GUARANTEE THAT THE FUND WILL
       CONTINUE TO HOLD THESE SECURITIES IN
       THE FUTURE.

      30-DAY SEC YIELDS AS OF 2/28/01

                                     %
                              ----------------
       CLASS A SHARES               9.10
       CLASS B SHARES               9.04
       CLASS C SHARES               8.88
       CLASS Z SHARES               9.80
       THE 30-DAY SEC YIELD REFLECTS THE PORTFOLIO'S
       EARNING POWER, NET OF EXPENSES, EXPRESSED AS
       AN ANNUALIZED PERCENTAGE OF THE PUBLIC
       OFFERING PRICE AT THE END OF THE PERIOD. IF
       THE ADVISOR OR ITS AFFILIATES HAD NOT WAIVED
       CERTAIN FUND EXPENSES, THE 30-DAY SEC YIELD
       WOULD HAVE BEEN 8.96% FOR CLASS A SHARES,
       8.88% FOR CLASS B SHARES, 8.72% FOR CLASS C
       SHARES AND 9.65% FOR CLASS Z SHARES.

 INVESTMENT PORTFOLIO

February 28, 2001 (Unaudited)
(In thousands)

VARIABLE RATE SENIOR
LOAN
INTERESTS(a)(b)(c) - 100.0%                     PAR      VALUE
----------------------------------------------------------------
AEROSPACE - 2.5%
Decrane Aircraft Holdings Inc.:
  Term C                       09/30/05        $  990   $    994
  Term D                       12/10/05         1,244      1,247
Veridian Corp.,
  Term                         09/05/06         1,990      1,990
Vought Aircraft Industries, Inc.:
  Term B                       07/24/07           500        501
  Term B                       07/24/07           995        998
  Term C                       07/24/08           437        439
  Term C                       07/24/08           870        873
                                                        --------
                                                           7,042
                                                        --------
AUTO PARTS - 3.5%
1424666 Ontario Ltd.,
  Term B                       08/10/07           995        992
Dayco Products, LLC /Mark IV Industries,
  Term B                       09/30/08         2,974      2,881
Dura Operating Corp.,
  Term B                       03/31/06         1,990      1,893
Meridian Automotive Systems,
  Term B                       03/31/07         1,000        998
Metaldyne Corp.,
  Term B                       11/28/08         3,200      3,201
                                                        --------
                                                           9,965
                                                        --------

BROADCASTING - 2.3%
Emmis Communication Corp.,
  Term B                       08/31/09         4,000      4,018
Entravision Communications Corp.,
  Term B                       12/31/08         1,500      1,520
Young Broadcasting Inc.,
  Term B                       12/31/06         1,000      1,011
                                                        --------
                                                           6,549
                                                        --------

BUILDING PRODUCTS - 0.4%
Formica Corp.,
  Term B                       04/30/06           993        998
                                                        --------
BUSINESS SERVICES - 1.2%
Encompass Services Corp.,
  Term C                       05/10/07           496        496
Exodus Communications, Inc.,
  Term B                       10/31/07         2,000      2,019
NATG (Orius),
  Term C                       06/30/07           995        999
                                                        --------
                                                           3,514
                                                        --------

                                                PAR      VALUE
----------------------------------------------------------------

CABLE - 5.1%
Century Cable Holdings, LLC:
  Term B                       06/30/09        $2,500   $  2,502
  Term L                       12/31/09         2,000      2,005
Charter Communications Operating, LLC:
  Incremental Term B           12/30/08         1,500      1,501
  Incremental Term B           12/30/08         2,500      2,501
  Term B                       06/30/08         1,000        998
Insight Midwest Holdings, LLC,
  Term B                       12/31/09         4,000      4,029
RCN Corp.,
  Term B                       06/03/07         1,000        896
                                                        --------
                                                          14,432
                                                        --------

CASINOS/GAMBLING - 1.5%
Ameristar Casinos, Inc.:
  Term B                       12/20/06           683        689
  Term C                       12/20/08           586        591
Boyd Gaming Corp.,
  Term B                       06/15/03         1,995      2,005
Isle of Capri Casinos, Inc.:
  Term B                       03/02/06           423        422
  Term C                       03/02/07           371        370
                                                        --------
                                                           4,077
                                                        --------

CHEMICALS - 3.1%
Hercules Inc.,
  Term D                       11/15/05         2,000      2,006
Huntsman International LLC:
  Term B                       06/30/07         1,875      1,886
  Term C                       06/30/08           379        381
Lyondell Chemical Co.,
  Term B                       06/30/05         1,814      1,829
Resolution Performance Products/RPP Capital Corp.,
  Term B                       12/31/08         2,650      2,667
                                                        --------
                                                           8,769
                                                        --------

CONSUMER SERVICES - 0.6%
AMF Bowling Worldwide, Inc.:
  Axel A                       03/31/03         1,147        975
  Axel B                       03/31/04           836        710
                                                        --------
                                                           1,685
                                                        --------

See notes to investment portfolio.
 4

                                                PAR      VALUE
----------------------------------------------------------------
CONSUMER SPECIALTIES - 3.0%
American Safety Razor Co.,
  Term B                       04/30/07        $1,492   $  1,503
Doane Pet Care Co.,
  Term B                       12/31/05           496        492
Jostens, Inc.:
  Term A                       05/31/06           899        901
  Term B                       05/31/08         1,000      1,006
Weight Watchers International Inc.:
  Term A                       06/30/09         1,500      1,503
  Term B-1                     09/29/06         1,980      2,006
  Term D                       06/30/06         1,000      1,010
                                                        --------
                                                           8,421
                                                        --------

CONTAINERS/PACKAGING - 4.0%
Gaylord Container Corp.,
  Term                         06/19/04         1,542      1,476
Iron Mountain, Inc.,
  Term B                       02/28/06         1,995      2,024
Pliant Corp.,
  Term B                       05/31/08         2,500      2,302
Riverwood International Corp.:
  Term A                       02/28/03           760        758
  Term B                       02/28/04         1,147      1,153
  Term C                       08/31/04           853        857
United States Can Co.,
  Term B                       10/03/08         2,497      2,520
                                                        --------
                                                          11,090
                                                        --------

DIVERSIFIED COMMERCIAL SERVICES - 1.5%
Concentra Operating, Corp.:
  Term B                       06/30/06         1,333      1,264
  Term                         06/30/07           667        632
Outsourcing Solutions Inc.,
  Term B                       05/31/06         2,469      2,429
                                                        --------
                                                           4,325
                                                        --------

DIVERSIFIED MANUFACTURING - 5.0%
Enersys,
  Term B                       11/09/08         1,000      1,014
Flowserve Corp.,
  Term B                       06/30/08         1,489      1,484
Gentek Inc.,
  Term C                       10/31/07         2,993      3,012
Global Energy Equipment Group, LLC,
  Term B                       07/17/08         1,419      1,420
Jason Inc.,
  Term B                       06/30/07         2,495      2,506

                                                PAR      VALUE
----------------------------------------------------------------
MTD Products Inc.:
  Term B                       06/20/07        $1,992   $  1,987
SPX Corp.,
  Term C                       11/01/07         2,500      2,519
                                                        --------
                                                          13,942
                                                        --------

ELECTRIC UTILITIES - 2.8%
AES EDS Funding II, LCC,
  Term B                       10/06/03         1,300      1,303
AES New York Funding, LLC,
  Term B                       05/14/02         3,000      3,016
AES Texas Funding III, LLC,
  Term B                       03/31/02         1,500      1,504
Western Resources,
  Term B                       03/17/03         1,990      2,010
                                                        --------
                                                           7,833
                                                        --------

ELECTRONIC COMPONENTS - 1.8%
Knowles Electronics, Inc.,
  Term B                       06/29/07           997        953
Manufacturers Services, Ltd, Overseas Finance,
  Term                         09/30/05         1,995      2,000
Seagate Technology (US) Holdings, Inc.,
  Term B                       11/22/06         1,500      1,503
Viasystems, Inc.,
  Term B                       03/31/07           499        500
                                                        --------
                                                           4,956
                                                        --------

ENGINEERING & CONSTRUCTION - 0.7%
Washington Group International:
  Term B                       07/07/07         1,990      1,982
                                                        --------
                                                           1,982
                                                        --------

ENVIRONMENTAL SERVICES - 2.4%
Allied Waste North America, Inc.:
  Term B                       07/23/06         1,970      1,967
  Term C                       07/23/07         2,364      2,361
GTS Duratek, Inc.,
  Term B                       12/08/06           997      1,012
Synagro Technologies, Inc.,
  Term B                       07/27/07         1,465      1,469
                                                        --------
                                                           6,809
                                                        --------

FARMING/AGRICULTURE - 0.4%
Scotts Co.,
  Term B                       12/31/07         1,000      1,013
                                                        --------

See notes to investment portfolio.

                                                PAR      VALUE
----------------------------------------------------------------
FOOD CHAINS - 1.7%
Big V Supermarkets Inc.,
  Term C                       08/10/03        $  882   $    692
Buffets, Inc.,
  Term B                       03/31/07         1,500      1,519
Carrols Corp.,
  Term B                       12/31/07         2,500      2,494
                                                        --------
                                                           4,705
                                                        --------

FOOD MANUFACTURER - 4.4%
American Seafoods Group, LLC,
  Term B                       12/31/05         2,980      2,993
CP Kelco U.S., Inc.:
  Term B                       03/31/08         2,513      2,468
  Term C                       09/30/08           838        823
Merisant Corp.,
  Term B                       03/31/07           970        976
New World Pasta Co.,
  Term B                       01/28/06         2,555      2,454
UST Inc.,
  Term B                       02/16/05         2,494      2,536
                                                        --------
                                                          12,250
                                                        --------

HEALTHCARE SERVICES - 2.9%
Advanced Paradigm, Inc.,
  Term B                       10/02/07         3,500      3,522
Alliance Imaging, Inc.:
  Term B                       11/02/06           493        491
  Term C                       11/08/07           257        255
Oxford Health Plans, Inc.,
  Term                         06/30/06         2,000      2,007
Team Health, Inc.,
  Term B                       01/30/05         1,979      1,980
                                                        --------
                                                           8,255
                                                        --------

HOSPITAL MANAGEMENT - 4.8%
Community Health Systems, Inc.:
  Term B                       12/31/03           949        960
  Term D                       12/31/05         1,296      1,296
Iasis Healthcare Corp.:
  Term B                       07/30/06         2,988      2,997
  Term B                       07/30/06         1,929      1,936
Meditrust Corp.,
  Term D                       07/17/01         1,774      1,748
Vanguard Health Systems, Inc.:
  Term B                       02/01/06           995      1,000
  Term B                       02/01/06         3,484      3,502
                                                        --------
                                                          13,439
                                                        --------

                                                PAR      VALUE
----------------------------------------------------------------

HOTELS/RESORTS - 5.4%
KSL Recreation Group, Inc.,
  Term C                       12/22/06        $2,000   $  2,020
Starwood Hotels & Resorts Worldwide, Inc.,
  Term                         02/23/03         5,000      5,018
Sunburst Hospitality Corp.:
  Tranche 1                     01/04/03        1,169      1,170
  Tranche 2                     12/31/05        3,462      3,462
Wyndham International, Inc.:
  IRL                          06/30/04         1,000      1,001
  Term B                       06/30/06         2,449      2,445
                                                        --------
                                                          15,116
                                                        --------

INDUSTRIAL MACHINERY/COMPONENTS - 0.4%
Terex Corp.,
  Term B                       03/30/05         1,000        994
                                                        --------

INSURANCE BROKERS/SERVICE - 0.7%
Willis North America:
  Term C                       02/19/08           969        972
  Term D                       08/19/08           969        972
                                                        --------
                                                           1,944
                                                        --------

MEDICAL SPECIALTIES - 1.2%
Dade Behring Inc.:
  Term B                       06/30/06           496        345
  Term C                       06/30/07         1,496      1,043
Stryker Corp.,
  Term B                       12/04/05         2,054      2,065
                                                        --------
                                                           3,453
                                                        --------

METAL FABRICATIONS - 1.1%
Mueller Group, Inc.,
  Term D                       08/16/07         2,491      2,506
OM Group, Inc.,
  Term B                       06/30/08           496        498
                                                        --------
                                                           3,004
                                                        --------

METALS/MINING - 0.4%
Stillwater Mining Co.,
  Term B                       12/31/07         1,000      1,011
                                                        --------

MILITARY/GOVERNMENT - 0.9%
Titan Corp.:
  Term B                       02/23/07         1,498      1,502
  Term C                       06/01/07           991        996
                                                        --------
                                                           2,498
                                                        --------

See notes to investment portfolio.
 6

                                                PAR      VALUE
----------------------------------------------------------------
MOVIES/ENTERTAINMENT - 2.5%
Metro-Goldwyn-Mayer Studios, Inc./Orion Pictures Co.,
  Term B                       03/31/06        $2,000   $  1,997
Six Flags Theme Parks Inc.,
  Term B                       09/30/05         4,000      4,043
Washington Football, Inc.,
  Term C                       01/14/05           896        901
                                                        --------
                                                           6,941
                                                        --------

OFFICE SUPPLIES - 0.3%
Mail-Well I Corp.,
  Term B                       02/22/07           838        843
                                                        --------
OIL REFINING/MARKETING - 0.5%
Port Arthur Finance Corp.:
  Term B                       06/15/07         1,500      1,497
                                                        --------

PAPER - 2.6%
Grant Forest Products Inc.:
  Term B                       10/12/08         2,993      3,026
Stone Container Corp.:
  Term F                       12/31/05           992        998
  Term G                       12/31/06           216        217
  Term H                       12/31/06         2,956      2,961
                                                        --------
                                                           7,202
                                                        --------

PRINTING/PUBLISHING - 5.1%
American Media Operators, Inc.,
  Term B                       04/01/07         3,000      3,026
Canwest Media Inc.:
  Term B-2                     05/15/08         3,077      3,087
  Term C-2                     05/15/09         1,923      1,929
Citadel Broadcasting Co.,
  Term B                       03/31/07         2,000      2,014
Merrill Communications, LLC,
  Term B                       11/30/07           988        791
Muzak, LLC,
  Term B                       12/31/06         2,487      2,491
Weekly Reader Corp./Compass Learning Inc.,
  Term B                       11/30/06           990        995
                                                        --------
                                                          14,333
                                                        --------

RAIL/SHIPPING - 1.8%
Helm Financial Corp.,
  Term B                       10/18/06         3,000      3,011
Kansas City Southern Railway Co.,
  Term B                       12/31/06         1,000      1,009
RailAmerica Transportation Corp.,
  Term B                       12/31/06           929        934
                                                        --------
                                                           4,954
                                                        --------

                                                PAR      VALUE
----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.8%
Corrections Corp. of America:
  Term B                       12/31/02        $  990   $    842
  Term C                       12/30/02            40         34
  Term C                       12/31/02         1,460      1,247
                                                        --------
                                                           2,123
                                                        --------

RENTAL/LEASING COMPANIES - 0.6%
Rent-A-Center, Inc.:
  Term B                       01/31/06         1,052      1,058
  Term C                       01/31/07           724        727
                                                        --------
                                                           1,785
                                                        --------

RETAIL STORES - 1.2%
Duane Reade,
  Term B                       02/15/05           970        970
SDM Corp.:
  Term B                       02/04/08           500        501
  Term B                       02/04/09           500        501
TravelCenters of America, Inc.,
  Term                         11/14/08         1,500      1,507
                                                        --------
                                                           3,479
                                                        --------

SEMICONDUCTORS - 0.7%
Amkor Technology, Inc.,
  Term B                       09/30/05           993        999
On Semiconductor Corp.:
  Term B                       08/04/06           233        236
  Term C                       08/04/07           251        254
  Term D                       08/04/07           485        488
                                                        --------
                                                           1,977
                                                        --------

STEEL/IRON ORE - 1.0%
Ispat Inland LP.:
  Term B                       07/16/05         1,241        946
  Term C                       07/16/06         1,241        946
UCAR Finance Inc.,
  Term B                       12/31/07           990        934
                                                        --------
                                                           2,826
                                                        --------

TELECOMMUNICATIONS
  INFRASTRUCTURE/EQUIPMENT - 3.4%
360 Network Holdings (USA) Inc.:
  Term B                       12/29/07         3,500      3,472
Crown Castle Operating Co.,
  Term B                       02/28/08         1,500      1,508
Global Crossing Holdings Ltd.:
  Term B                       06/30/06         3,500      3,510
Spectrasite Communications, Inc.,
  Tranche B                    12/31/07         1,000      1,008
                                                        --------
                                                           9,498
                                                        --------

See notes to investment portfolio.

                                                PAR      VALUE
----------------------------------------------------------------
TELECOM SERVICES - 4.4%
Alaska Communications Holdings, Inc.:
  Term B                       11/14/07        $1,053   $  1,052
  Term C                       05/14/08           947        947
Cricket Communications, Inc.,
  Vendor TL                    06/30/07         2,500      1,928
McLeod USA Inc.,
  Term B                       05/31/08         3,500      3,522
Time Warner Telecom Inc.,
  Term B                       03/31/08         1,500      1,515
Valor Telecommunications Enterprises, LCC,
  Term B                       08/31/07         2,494      2,490
XO Communications, Inc.,
  Term B                       10/31/05         1,000        997
                                                        --------
                                                          12,451
                                                        --------

TEXTILES - 2.1%
Levi Strauss & Co.,
  Term A                       08/29/03         5,875      5,897
                                                        --------
TRANSPORTATION - 0.3%
Evergreen International Aviation Inc.,
  Term B-2                     05/07/04           984        972
                                                        --------

TRANSPORTATIONS MANUFACTURING - 0.5%
Transportation Technologies Industries, Inc.,
  Term B                       03/31/07         1,489      1,495
                                                        --------

WIRELESS TELECOMMUNICATIONS - 6.5%
American Cellular Corp.:
  Term B                       03/31/08         2,500      2,500
Centennial Cellular Operating Co., LLC,
  Term B-2                     05/31/07           495        496
Cook Inlet/Voicestream Operating LLC,
  Term B                       12/31/08         1,000      1,009

                                                PAR      VALUE
----------------------------------------------------------------
Dobson Operating Co., LLC,
  Term B                       12/31/07        $1,114   $  1,117
Nextel Finance Co.:
  Term B                       06/30/08         1,500      1,505
  Term C                       12/31/08         1,500      1,505
Nextel Partners Operating Corp.:
  Term B                       01/29/08         3,500      3,547
Rural Cellular Corp.:
  Term B                       10/03/08           250        251
  Term C                       04/03/09           250        251
  Term D                       10/03/09         2,000      2,010
Synget Wireless, Inc.,
  Term C                       12/23/07         2,079      2,094
Ubiquitel Operating Co.,
  Term B                       11/17/08           500        503
Voicestream PCS Holding LLC./Omnipoint Finance
  Term B                       02/25/09           500        497
  Vendor A                     06/30/09         1,000        998
                                                        --------
                                                          18,283
                                                        --------
Total Variable Rate Senior Loan
  Interests (cost of $281,768)(d)                        280,627
                                                        --------
           SHORT-TERM OBLIGATIONS
----------------------------------------------------------------
International Lease Finance
  5.530%                       03/01/01         2,150      2,150
State Street Bank Overnight Time Deposit,
  3.000%                       03/01/01           114        114
                                                        --------
Total Short-Term Obligations                               2,264
                                                        --------
OTHER ASSETS & LIABILITIES, NET                          (79,973)
----------------------------------------------------------------
NET ASSETS                                              $202,918
                                                        --------

See notes to investment portfolio.
 8

NOTES TO INVESTMENT PORTFOLIO:

(a) Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held will be approximately 18-24 months.

(b) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(c) Industry classification percentages are based on total investments. Total investments represent 138.3% of the Fund's net assets.

(d) Cost for federal income tax purposes is identical.

See notes to financial statements.

 STATEMENT OF ASSETS & LIABILITIES

February 28, 2001 (Unaudited)
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value
(cost $281,768)                              $  280,627
Short-term obligations                            2,264
                                             ----------
                                                282,891
Cash                              $     1
RECEIVABLE FOR:
  Interest & Fees                   1,569
  Investments sold                      4
  Fund shares sold                  2,466
  Expense reimbursement due from
    Advisor/Administrator              36
Other Assets                          112         4,188
                                             ----------
    Total Assets                                287,079
LIABILITIES
  Deferred facility fees              498
PAYABLE FOR:
  Distributions                       449
ACCRUED:
  Distribution fees -- Class A          4
  Distribution fees -- Class B          1
  Distribution fees -- Class C          5
  Transfer agent fee                   41
  Interest expense                    198
Notes payable                      82,965
                                  -------
    Total Liabilities                            84,161
                                             ----------
NET ASSETS                                   $  202,918
                                             ----------
                                             ----------
Net asset value & redemption
price per share -- Class A
($104,389/8,695)                             $    12.00(a)
                                             ----------
                                             ----------
Maximum offering price per
share -- Class A ($12.00/.9650)              $    12.44(b)
                                             ----------
                                             ----------
Net asset value & offering price
per share -- Class B
($49,889/4,162)                              $    11.99(a)
                                             ----------
                                             ----------
Net asset value & offering price
per share -- Class C
($45,840/3,826)                              $    11.98(a)
                                             ----------
                                             ----------
Net asset value, offering &
redemption price per
share -- Class Z ($2,800/233)                $    12.00
                                             ----------
                                             ----------
COMPOSITION OF NET ASSETS
Capital paid in                              $  203,946
Undistributed net investment
  income                                            170
Accumulated net realized loss                       (57)
Net unrealized depreciation                      (1,141)
                                             ----------
                                             $  202,918
                                             ----------
                                             ----------

 STATEMENT OF OPERATIONS

For the six months ended February 28, 2001 (Unaudited)
(In thousands)

INVESTMENT INCOME
Interest                                      $  10,065
Fee income                                          190
                                              ---------
                                                 10,255
                                              ---------
EXPENSES
Management fee                   $     461
Administration fee                     205
Service fee -- Class A                 111
Service fee -- Class B                  42
Service fee -- Class C                  37
Distribution fee -- Class A             45
Distribution fee -- Class B             77
Distribution fee -- Class C             90
Transfer agent fee                     124
Bookkeeping fee                         32
Trustees' fee                            3
Custodian fee                           24
Audit fee                               12
Legal fee                                9
Registration fee                        44
Reports to Shareholders                  7
Other                                   96
                                 ---------
                                     1,419
                                 ---------
Fees and expenses waived or
borne by the Advisor                  (235)
                                 ---------
  Net operating expenses             1,184
Interest expense                     1,714        2,898
                                 ---------    ---------
  Net Investment Income                           7,357
                                              ---------
NET REALIZED & UNREALIZED GAIN
(LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                   (62)
Net change in unrealized
appreciation/depreciation                        (1,023)
                                              ---------
  Net Loss                                       (1,085)
                                              ---------
Increase in Net Assets from
Operations                                    $   6,272
                                              ---------

(a) Redemption price per share is equal to net asset value less any applicable withdrawal charge.

(b) On sales of $100,000 or more the offering price is reduced.

See notes to financial statements.
 10

 STATEMENT OF CHANGES IN NET ASSETS

(In thousands)

                                                                (UNAUDITED)
                                                                 SIX MONTHS
                                                                   ENDED             PERIOD ENDED
                                                                FEBRUARY 28,          AUGUST 31,
                                                                    2001               2000(a)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income                                             $  7,357             $ 2,302
Net realized gain (loss)                                               (62)                  5
Net change in unrealized appreciation/depreciation                  (1,023)               (118)
                                                                  --------             -------
  Net increase from operations                                       6,272               2,189
                                                                  --------             -------
DISTRIBUTIONS
From net investment income -- Class A                               (4,376)             (1,074)
From net investment income -- Class B                               (1,592)               (628)
From net investment income -- Class C                               (1,369)               (285)
From net investment income -- Class Z                                 (139)               (138)
                                                                  --------             -------
  Net decrease from distributions                                   (7,476)             (2,125)
                                                                  --------             -------
FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                                 54,242              53,840
Value of distributions reinvested -- Class A                         3,181                 623
Cost of shares repurchased -- Class A                               (6,776)                (70)
                                                                  --------             -------
                                                                    50,647              54,393
                                                                  --------             -------
Receipts for shares sold -- Class B                                 29,461              19,490
Value of distributions reinvested -- Class B                         1,214                 461
Cost of shares repurchased -- Class B                                 (474)                (15)
                                                                  --------             -------
                                                                    30,201              19,936
                                                                  --------             -------
Receipts for shares sold -- Class C                                 33,714              12,930
Value of distributions reinvested -- Class C                         1,119                 178
Cost of shares repurchased -- Class C                               (1,756)               (106)
                                                                  --------             -------
                                                                    33,077              13,002
                                                                  --------             -------
Receipts for shares sold -- Class Z                                     --               2,525
Value of distributions reinvested -- Class Z                           162                 115
                                                                  --------             -------
                                                                       162               2,640
                                                                  --------             -------
  Net increase from Fund Share Transactions                        114,087              89,971
                                                                  --------             -------
    Total Increase                                                 112,883              90,035
NET ASSETS
Beginning of period                                                 90,035                  --
                                                                  --------             -------
End of period (including undistributed net investment income
  of $170 and $289, respectively)                                 $202,918             $90,035
                                                                  ========             =======

(a) The Fund commenced investment operations on January 13, 2000.

See notes to financial statements.

(In thousands)

                                                                (UNAUDITED)
                                                                 SIX MONTHS
                                                                   ENDED             PERIOD ENDED
                                                                FEBRUARY 28,          AUGUST 31,
                                                                    2001               2000(a)
----------------------------------------------------------------------------------------------------
NUMBER OF FUND SHARES
Sold -- Class A                                                     4,493                4,455
Issued for distributions reinvested -- Class A                        264                   51
Repurchased -- Class A                                               (562)                  (6)
                                                                   ------               ------
                                                                    4,195                4,500
                                                                   ------               ------
Sold -- Class B                                                     2,447                1,617
Issued for distributions reinvested -- Class B                        101                   38
Repurchased -- Class B                                                (40)                  (1)
                                                                   ------               ------
                                                                    2,508                1,654
                                                                   ------               ------
Sold -- Class C                                                     2,800                1,072
Issued for distributions reinvested -- Class C                         94                   15
Repurchased -- Class C                                               (146)                  (9)
                                                                   ------               ------
                                                                    2,748                1,078
                                                                   ------               ------
Sold -- Class Z                                                        --                  210
Issued for distributions reinvested -- Class Z                         13                   10
Repurchased -- Class Z                                                 --                   --
                                                                   ------               ------
                                                                       13                  220
                                                                   ------               ------

(a) The Fund commenced investment operations on January 13, 2000.

See notes to financial statements.
 12

 STATEMENT OF CASH FLOWS

February 28, 2001 (Unaudited)
(In thousands)

CASH PROVIDED (USED) BY FINANCING
  ACTIVITIES
Proceeds from capital contributions          $  121,017
Payments for capital withdrawals                 (9,006)
Net borrowing                                    63,965
Distributions paid in cash                       (1,672)
                                             ----------
                                                174,304
                                             ----------
CASH PROVIDED (USED) BY OPERATIONS
Purchases of loan interests                    (215,520)
Proceeds from sales of loan interests            17,454
Net sales of short-term portfolio
  securities                                     17,069
Interest, fees and other income received         10,157
Operating, interest and expenses paid            (2,899)
Net change in receivables/payables related
  to operations                                    (571)
                                             ----------
                                               (174,310)
                                             ----------
Net decrease in cash                                 (6)
Cash, beginning of period                             7
                                             ----------
Cash, end of period                          $        1
                                             ==========

See notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Floating Rate Advantage Fund (the "Fund"), is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% early withdrawal charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and an early withdrawal charge. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class C shares are subject to an early withdrawal charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. In the absence of actual market values, Senior Loans will be valued by Stein Roe & Farnham Inc. (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), at fair value, which is intended to approximate market value. In determining fair value, the Advisor will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such Senior Loan interests; and
(iii) recent prices in the market for instruments of similar quality, rate and interest rate redetermination period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Senior Loan interest.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

STATEMENT OF CASH FLOWS:

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at February 28, 2001.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service and distribution fee per share applicable to Class A, Class B and Class C shares.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the estimated life of each applicable security.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Stein Roe & Farnham, Inc. (the "Advisor") is the investment Advisor of the Fund and receives a monthly fee equal to 0.45% annually of the Fund's average daily managed assets.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.20% annually of the Fund's average daily managed assets.

BOOKKEEPING FEE:

The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions, and reimbursement of certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Administrator, is the Fund's principal underwriter. For the six months ended February 28, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $14,883 on sales of the Fund's Class A shares and received early withdrawal charges (EWC) of $401, $12,655 and $16,585 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.45% and 0.60% annually of the average net assets attributable to Class A, Class B and Class C shares, respectively.

The EWC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of management fees, administration fees, service fees, distribution fees, brokerage commissions, interest, commitment fees, taxes and extraordinary expenses, if any) exceed 0.15% of average net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the period ended February 28, 2001, purchases and sales of investments, other than short-term obligations, were $215,519,806 and $17,453,978, respectively.

Unrealized appreciation (depreciation) at February 28, 2001, based on cost of investments for both financial statement and federal income tax purposes was approximately:

     Gross unrealized appreciation     $ 1,211,134
     Gross unrealized depreciation      (2,352,101)
                                       ===========
          Net unrealized depreciation  $(1,140,967)
                                       ===========

OTHER:

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. TENDER OF SHARES

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15(th) day of March, June, September and December, each year, or the next business day if the 15(th) is not a business day as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's then outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender offer amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. During the six months ended February 28, 2001, there were tender offers in November and February. The Fund offered to repurchase 5.0% of its shares and 1.5% and 3.2%, respectively, of shares outstanding were tendered.

NOTE 5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

NOTE 6. LOAN AGREEMENT

At February 28, 2001, the Fund had three term loans outstanding with Bank of America Illinois, totaling $82,965,000, comprised of a $70,000,000 and a $9,965,000 term loan both of which bear interest at 6.12% per annum, due March 15, 2001 and a $3,000,000 term loan which bears interest at 5.90% per annum, due March 2, 2001. The average daily loan balance was $42,414,365 at a weighted average interest rate of 8.15%. The Fund is required to maintain certain asset coverage with respect to the loans.

NOTE 7. OTHER RELATED PARTY TRANSACTIONS

At February 28, 2001, the Fund had one shareholder, Liberty Financial Companies, Inc., which is the indirect parent of the Advisor, who owned 13.6% of the Fund's shares outstanding.

NOTE 8. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On December 27, 2000 Special Meetings of Shareholders (Meetings) was held to conduct the vote for and against the approval of the Items listed on the Proxy for said Meeting. On September 29, 2000, the record date of the Meeting, the Fund had 9,810,396.0520 shares of beneficial interest, and that all of the shares represented at the Meeting were represented by proxy, and that the shares were voted on the items as follows:

                                               Authority
                                  For          Withheld
                             --------------   -----------
To elect a Board of
  Trustees:
Douglas Hacker               5,638,805.8710   23,635,0290
Janet Langford Kelly         5,638,805.8710   23,635.0290
Richard W. Lowry             5,638,805.8710   23,635.0290
Salvatore Macera             5,638,805.8710   23,635.0290
William E. Mayer             5,638,805.8710   23,635.0290
Charles R. Nelson            5,638,805.8710   23,635.0290
John J. Neuhauser            5,638,805.8710   23,635.0290
Joseph R. Palombo            5,638,805.8710   23,635.0290
Thomas E. Stitzel            5,638,805.8710   23,635.0290
Thomas C. Theobald           5,638,805.8710   23,635.0290
Anne-Lee Verville            5,638,805.8710   23,635.0290

 FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                              (UNAUDITED)
                                                               FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001
                                                              CLASS A     CLASS B     CLASS C     CLASS Z
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $  12.09    $  12.07    $  12.07    $  12.08
                                                              --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                          0.57        0.55        0.54        0.60
Net realized and unrealized gain                                 (0.07)      (0.06)      (0.07)      (0.07)
                                                              --------    --------    --------    --------
Total from Investment Operations                                  0.50        0.49        0.47        0.53
                                                              --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                       (0.59)      (0.57)      (0.56)      (0.61)
                                                              --------    --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                              $  12.00    $  11.99    $  11.98    $  12.00
                                                              --------    --------    --------    --------
Total return(b)(c)(d)                                            4.21%       4.11%       3.94%       4.47%
                                                              ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses(e)(f)                                         1.36%       1.71%       1.86%       1.01%
Interest and commitment fees expenses(f)                         2.20%       2.20%       2.20%       2.20%
Total expenses(e)(f)                                             3.56%       3.91%       4.06%       3.21%
Net investment income(e)(f)                                      9.61%       9.26%       9.11%       9.96%
Fees and expenses waived or borne by the Advisor(e)(f)           0.30%       0.30%       0.30%       0.30%
Portfolio turnover(d)                                               9%          9%          9%          9%
Net assets at end of period (000's)                           $104,389    $ 49,889    $ 45,840    $  2,800
(a)  Net of fees and expenses waived or borne by the
     Advisor/Administrator which amounted to:                 $   0.02    $   0.02    $   0.02    $   0.02

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f)  Annualized.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    PERIOD ENDED AUGUST 31, 2000(b)
                                                              Class A     Class B     Class C     Class Z
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $  12.00    $  12.00    $  12.00    $  12.00
                                                              --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                          0.64        0.62        0.61        0.67
Net realized and unrealized gain                                  0.07        0.05        0.05        0.05
                                                              --------    --------    --------    --------
Total from Investment Operations                                  0.71        0.67        0.66        0.72
                                                              --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                       (0.62)      (0.60)      (0.59)      (0.64)
                                                              --------    --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                              $  12.09    $  12.07    $  12.07    $  12.08
                                                              --------    --------    --------    --------
Total return(c)(d)(e)                                            6.04%       5.69%       5.62%       6.11%
                                                              ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses(f)(g)                                         1.01%       1.36%       1.51%       0.66%
Interest and commitment fees expenses(g)                         1.91%       1.91%       1.91%       1.91%
Total expenses(f)(g)                                             2.92%       3.27%       3.42%       2.57%
Net investment income(f)(g)                                      9.49%       9.14%       8.99%       9.84%
Fees and expenses waived or borne by the Advisor(f)(g)           1.41%       1.41%       1.41%       1.41%
Portfolio turnover(e)                                               8%          8%          8%          8%
Net assets at end of period (000's)                           $ 54,402    $ 19,964    $ 13,013    $  2,656
(a)  Net of fees and expenses waived or borne by the
     Advisor/Administrator which amounted to:                 $   0.05    $   0.05    $   0.05    $   0.05

(b) The Fund commenced investment operations on January 13, 2000.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g)  Annualized.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, US Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC, Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Inc.; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBOLD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Floating Rate Advantage Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Floating Rate Advantage Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Floating Rate Advantage Fund

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

[LIBERTY LETTERHEAD]



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